UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

March 29, 2007
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

310, 605 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3S9
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

(a) As more fully disclosed below in Item 4.02(a), on April 4, 2007, we issued a press release, attached hereto as Exhibit 99.1, announcing that based on the advice of our Audit Committee and outside consultants, with the concurrence of our independent registered public accountant, our Board of Directors concluded that the financial statements in our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 should no longer be relied upon because of an error in such financial statements.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) (1) On March 29, 2007, our Board of Directors, based on the advice of our Audit Committee and outside consultants with the concurrence of our independent registered public accountant, concluded that the financial statements in our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 should no longer be relied upon because of an error in such financial statements.

        (2)  The conclusion was reached on the basis that an error had been made in connection with our compliance with FAS 123R and the calculation of our stock based compensation for the three and nine months ended September 30, 2006 that appeared in our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006. The error affects the consolidated balance sheets, the consolidated statements of operations, the consolidated statements of cash flows and notes 4a and 5b(i) to the notes to the financial statements contained in that Report. The error resulted in a reclassification and an overstatement of stock-based compensation of $1,028,925 for the three and nine months ended September 30, 2006 as well as an overstatement of net loss and comprehensive loss for the three and nine months ended September 30, 2006 of $654,075 as highlighted below. We have also reclassified the stock based compensation expense to the line item in which the employees’ salary or consultants' fees are recorded. The restatement has no effect on our Current Assets or Current Liabilities.

	Three months ended Sept 30-2006		Nine months ended Sept 30-2006
Stock-based compensation Allocated as follows:	Restated US$	As previously reported US$	Restated US$	As previously reported US$
Consolidated Balance Sheets
Property and equipment
Exploration costs - India	326,385	701,235	393,810	768,660

Consolidated Statement of Operations
Stock-based compensation		1,073,584		1,286,625
General & administrative	167,419		380,460
Consulting fees	252,090		252,090
	419,509	1,073,584	632,550	1,286,625

Total stock-based compensation	745,894	1,774,819	1,026,360	2,055,285

Net loss and comprehensive loss for the period	(368,527)	(1,022,602)	(526,126)	(1,180,201)

Net loss per share - basic and diluted	(0.01)	(0.02)	(0.01)	(0.02)

An amendment to the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 will be filed as soon as practicable by the filing of a 10-QSB/A.

(3)  Our Audit Committee discussed with Ernst & Young, our independent registered public accountant, the matters discussed above and the firm concurred with our decisions.

Item 9.01 Financial Statements and Exhibits.

(d) Press release dated April 4, 2007 announcing the restatement of our financial statements for the three and nine months ended September 30, 2006.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:
April 4, 2007
GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO